COMMERCIAL LEASE

             SUITABLE FOR SMALL OFFICE BUILDINGS, FACTORIES AND ANY
              SHOP PREMISES WHICH ARE NOT THE SUBJECT OF THE RETAIL
            LEASES ACT (1994) WHERE THE TERM OF LEASE (INCLUDING THE
               PERIOD OF ANY OPTION) DOES NOT EXCEED THREE YEARS.


THIS LEASE is made in duplicate on the 15th day of April, 1999 at North Sydney in the State of New South Wales.

BETWEEN VIESTALL PTY LTD OF LEVEL 4, 1 JAMES PLACE, NORTH SYDNEY (CAN 003 016
395), HEAD-LESSEE whose agent is BLAKELEYS PROPERTY CONSULTANTS PTY LTD OF 247 PACIFIC HIGHWAY, NORTH SYDNEY, AGENT AND CORVU AUSTRALASIA PTY LTD C/- CRISPIN & JEFFREY SUB-TENANT (ACN 050 043 699) LEVEL 2, 57 GROSVENOR STREET, NEUTRAL BAY GUARANTOR.

The landlord leases the premises known as LEVEL 4, 1 JAMES PLACE, NORTH SYDNEY including all fixtures listed in the inventory which is signed by all parties and attached as part of this lease.

The premises shall be used only as COMMERCIAL PREMISES.

The rent shall be THIRTEEN THOUSAND DOLLARS $13,000.00 per MONTH commencing on the FIFTEENTH day of MAY, 1999 and payable in advance by the tenant on the FIRST day of every MONTH to the landlord/agent at his above address or at any other reasonable place as he notifies in writing.

The term of the lease shall be ONE YEAR AND FORTY FIVE DAYS commencing on the FIFTEENTH day of MAY, 1999 and ending on the THIRTIETH day of JUNE, 2000.

Subject to Condition 32 of this lease the landlord offers a renewal of this lease for a further term of _____ years.

Unless either party gives the other written notice at least one month before the end of the term that vacant possession shall be given on that day, the lease shall continue as a periodic lease from month to month at the same rent or at a rent which both parties agree to.

The tenant's percentage of increases in rates, taxes and insurance premiums to be paid in accordance with Condition 17 is ______%.

Municipal Rates:  _____________19_________

Water and Sewerage Rates:  19_________/19____________

Land Tax:  ______________ 19____________

The amount of cover for public liability referred to in Condition 4(b) is $5,000,000.

The parties agree to the conditions set out above and on the following pages and also to those conditions implied by Sections 84 and 85 of the Conveyancing Act, 1919, which are not expressly negatived or modified by this lease.

                                      NOTE

It is advisable for the tenant to insure his own property and insure against his liability for public risk as the occupier.

                  ISSUED BY THE REAL ESTATE INSTITUTE OF N.S.W.

THE LANDLORD AGREES

1. To give possession of the premises to the tenant on the day on which the term of the lease commences.

2. To ensure that the premises are in a reasonably fit condition for use at the commencement of the lease.

3. To ensure that the external doors and windows contain locks and catches in working order at the commencement of the lease.

4. (a) To insure the premises against damage arising from fire, lightning and explosion and other hazards (including earthquake, storm and tempest, water damage, explosion, impact, aircraft, riots/civil commotions and malicious damage).

   (b) To insure for public liability covering all sums which he shall become legally liable to pay as owner and landlord for a minimum amount as noted on the front page of this lease.

5. To allow the tenant to use and occupy the premises without unreasonable interference by the landlord or his agent.

6. To pay council, water and sewerage rates and land tax promptly.

7. To provide the tenant with a stamped copy of the lease signed by both parties as soon as practicable.

8. To issue rent receipts showing the tenant's name, the address of the premises, the amount received, the date of payment and payment the period for which the payment was made.

THE TENANT AGREES

9. To pay the rent promptly and in advance.

10. To obtain at his own expense all necessary consents that may be required from municipal or shire or other authorities to carry on his proposed business at the premises (being the use for which the premises are leased).

11. To pay all charges for gas, electricity and telephone and any excess water, garbage or sanitary charges, relating to the tenant's use of the premises.

12. To take care of the premises and to keep them in a clean condition, and in particular:

   (a) To make no alterations or additions to the premises, including the erection of any sign or antenna, without the written consent of the landlord.

   (b) To do no decorating that involves marking, defacing or painting any part of the premises, without the written consent of the landlord.

   (c) To put nothing down any sink, toilet or drain likely to cause obstruction or damage.

   (d) To keep no animals or birds on the premises, without the written consent of the landlord.

   (e) To ensure that rubbish is not accumulated on the premises and to cause all trade refuse to be removed regularly in a manner acceptable to the landlord.

   (f) To ensure that nothing is done that might prejudice any insurance which the landlord has in relation to the premises.

   (g) To notify the landlord promptly of any loss, damage or defect in the premises.

   (h) To notify the landlord promptly of any infectious disease, or the presence of rats, cockroaches or similar pests.

13. Not to sleep or permit anyone to sleep on the premises nor to hold or permit to be held any sale by action on the premises.

14. To ensure that he, his employees, licensees and agents observe, obey and perform the Rules and Regulations forming part of this lease and such further Rules and Regulations as the landlord may from time to time make and communicate to the tenant (not being inconsistent with this lease) for the safety, care and cleanliness of the premises and of the building.

15. (a) To do nothing in the building or keep anything therein that would increase the insurance premium payable by the landlord on the building except with the written consent of the landlord.

   (b) To do nothing which would make any Insurance Policy void.

   (c) To insure all external fixed glass and window frames for which the tenant is responsible.

   (d) To pay all insurance premiums increased as a result of his actions.

16. (a) To compensate and meet all claims of

         (i) the landlord for the loss of or damage to part of whole of the premises,

         (ii) any person for the loss of or damage to his personal property, and

         (iii)    any person for personal injury or death

                  as a result of any accident or neglect or a deliberate or careless act on the premises or a breach of any condition of the lease by the tenant, his employees or agents or any person present on the premises with the consent of the tenant, his employees or agents.

   (b) In these circumstances the tenant shall meet all claims whether they are made directly against him or against the landlord. Any resultant repairs to the premises or to any other parts of the building shall be carried out at the expense of the tenant by a builder approved by the landlord.

         (Delete Condition 17 or 18 as applicable)

17. [Deleted]

18. [Deleted]

BOTH PARTIES AGREE THAT

19. If something happens to the premises so that the whole or a substantial part can no longer be occupied, and the parties are in no way responsible, then either party shall have the right to terminate the lease, provided written notice is given within fourteen days of the event.

20. The landlord or his agent shall inspect the premises at the commencement of the lease and on its termination and take note of their condition including state of cleanliness, state or repair, and working order of appliances.

21. (a) The tenant shall have repaired in a proper way any damage to the premises resulting from neglect or a deliberate or careless act or a breach of any condition of the lease by the tenant or any person on the premises with his consent.

   (b) Except as in Condition 21(a), the landlord shall carry out without delay all reasonable repairs necessary for the tenant's ordinary use and occupation of the premises, having regard to the condition of the premises at the commencement of the lease.

22. (a) The landlord shall respect the tenant's right to privacy.

    (b) The tenant shall allow access to the landlord an his agent:

         (i) when it is reasonable that they or either of them should view the condition of the premises or carry out repairs, or

         (ii) to erect "to let" signs and to show the premises to intending tenants, after notice terminating the lease has been given, or

         (iii) to erect "for sale" signs and to show the premises to intending purchasers, after the landlord has given the tenant notice of his wish to sell.

   (c) The landlord shall give the tenant reasonable notice of the time and date for such access. As far as possible it shall be convenient for both parties.

   (d) The landlord may have access at any time with the consent of the tenant or in the case of an emergency.

23. (a) The tenant shall pay all reasonable costs relating to the lease, including stamp duty.

   (b) The landlord shall pay all other costs relating to his management of the premises.

24. Each party shall observe as applicable to himself all relevant statutes, statutory regulations and by-laws relating to health, safety, noise and other standards with respect to the premises.

25. Any written notice required or authorized by the lease:

   (a) Shall be served on the tenant personally, or by pre-paid post to the premises, or by being left there in the post box.

   (b) Shall be served on the landlord by personal service on him or his agent, or by pre-paid post to his or his agent's address as shown in the lease or as notified in writing, or by being left in the post box at that address.

   (c) Shall be deemed to be served on the second week day after posting, where it is sent by pre-paid post.

   (d) May take effect on any day of the month if it relates to the termination of a periodic lease, provided it gives the required length of notice.

26. Where there has been a breach of any of the conditions of the lease by either party, the other party shall take all reasonable steps to minimize any resultant loss or damage.

27. (a) After a notice terminating the lease or demanding immediate possession has been given, any acceptance of or demand for rent or money by the landlord shall not of itself be evidence of a new lease with the tenant or alter the legal effect of the notice.

   (b) Where the tenant unlawfully remains in possession after the termination of the lease, the landlord is entitled, in addition to any other claim, to payments equal to the rent as compensation for the use and occupation of the premises.

28. In any dispute or proceeding between the parties, both parties shall act reasonably and without delay and make all admissions necessary to enable the real issues to be decided.

29. (a) Where the lease has become a periodic lease from month to month, either party may terminate it by giving one months written notice.

   (b) The landlord shall have the right to re-enter the premises peacefully or to continue the lease as a periodic lease from week to week:

         (i) Where the tenant has failed to pay rent for a period in excess of fourteen days, whether formally demanded or not, or

         (ii) Where the tenant has seriously or persistently breached any of the conditions of the lease, or

         (iii) Upon the tenant being declared bankrupt or insolvent according to the law or making any assignment for the benefit of creditors or taking the benefit of any Act now or hereafter to be in force for the relief of bankrupts or insolvents. (Section 85(1)(d) of the Conveyancing Act, 1919, as amended, is hereby verified accordingly.

   (c) If the landlord intends to exercise his right to re-enter, he shall serve the tenant with a written notice stating the reason and demanding immediate possession.

   (d) If the landlord intends to exercise his right to continue the lease as a period lease from week to week, he shall serve the tenant with a written notice stating the reason and informing the tenant of the variation to the lease. Upon service of the notice, the lease shall continue with all its conditions, except for the Term and Holding Over conditions, as a periodic lease from week to week which may be terminated by one week's written notice from either party.

   (e) The landlord shall have the right to re-enter the premises without giving notice, if he has reasonable grounds to believe that they have been abandoned.

   (f) The tenant shall have the right to terminate the lease if the landlord has seriously or persistently breached any of its conditions, he shall give the landlord fourteen days' written notice, indicating at the same time the nature of the breach.

   (g) Any action by the landlord or tenant in accordance with Conditions 29(b),
   (c), (d), (e) or (f), shall not affect any claim for damages in respect of a breach of a condition of the lease.

   (h) The tenant may remove his fixtures and shall remove his signs provided that any damage or defacement occasioned to any part of the premises in the course of such removal shall be remedied by the tenant immediately and at his own expense. If he fails to do so the landlord may do so at the tenants' expense.

   (i) Upon the termination or determination of the lease for any cause the tenant shall promptly and peacefully give vacant possession of the premises in the condition and state of repair required by Conditions 12 and 21(a) of the lease, and at the same time hand over all keys.

30. (a) The tenant shall not assign or sub-let or part with possession of the premises or any part thereof except with the written consent of the landlord.

   (b) The landlord shall not withhold his consent unreasonably, provided that the tenant gives him fourteen days notice and the tenant pays any reasonable expenses involved in the landlord giving consent.

31. (a) The landlord will employ the caretaker or any other person or persons he may think fit to clean all or any of the offices or rooms in the building of which the premises form part.

   (b) [Deleted]

   (c) The landlord shall not be responsible to the tenant for any loss of property from the premises however occurring or for any damage done to the furniture or other effects of any tenant by the caretaker or any employees of the landlord or by any other person or persons whatsoever.

32. (a) The tenant shall give to the landlord or his agent nor more than six (6) months and not less than three (3) months prior to the expiration of the term granted in this lease in writing if he wishes to take a renewal of the lease for the further term offered. Provided he has duly and punctually paid the rent and shall have duly performed and observed on his part all the conditions and agreements contained in this lease up to the expiration of the term granted, then the landlord will at the cost of the tenant grant to him the further term at a rent which would at such time be current market rental of the premises.

   (b) In the event of any dispute between the landlord and the tenant as to such rent the rent shall be determined by the President of the Real Estate Institute of New South Wales or his appointee. The total rent is not to be less than the total rent payable just prior to the expiration of this lease and the lease shall be subject to all other conditions as are contained in this lease with the exception of the Option Condition. The costs of such rental determination shall be borne in equal shares by the parties unless otherwise agreed.

33. (a) The word "agent" in context with "landlord" includes the landlord's estate agent or managing agent and any other person authorised to act on behalf of the landlord.

   (b) The word "landlord" includes the heirs, executors, administrators and assigns of the landlord, and where the context permits includes the landlord's agent.

   (c) The word "tenant" includes the executors, administrators and permitted assigns of the tenant.

   (d) The word "fixtures" includes fittings, furniture, furnishings, appliances, plant, machinery, and equipment.

   (e) The word "month" shall mean calendar month.

   (f) Where the context permits, words expressed in the singular include the plural and vice versa, words expressed in the masculine gender include the feminine, and words referring to a person include a company.

   (g) Where two or more tenants or landlords are parties, the conditions of the lease shall bind them jointly and individually.

   (h) When this lease is signed by both parties and witnessed, it is a deed at law from that time.

   (i) Headings in the margin have been inserted to assist the parties but they do not form a legal part of the lease.

34. In consideration of the landlord leasing the premises to the tenant in accordance with this lease, the Guarantors for themselves and each of them and each of their executors and administrators unconditionally agree that they and each of them will be (with the tenant) jointly and severally liable to the landlord for the payment of the rent and all other moneys payable by the tenant, and also for the due performance and observance of all the terms and conditions on the part of the tenant contained or implied. AND IT IS HEREBY EXPRESSLY AGREED AND DECLARED that the landlord may grant to the tenant any time or indulgence and may compound or compromise or release the tenant without realising or affecting the liability of the Guarantors.

                               SPECIAL CONDITIONS
           Special conditions forming part of this lease are to be signed by both parties and attached.

                              RULES AND REGULATIONS

1. No sign, advertisement or notice shall be inscribed or painted or affixed on any part of the outside or the inside of the premises except of such colour, size and style and in such place upon or in the building as are approved in writing by the landlord. Upon request by the tenant, interior signs on glass doors and on the directory tablets will be provided for him and at his expense by the landlord.

2. The tenant shall not obstruct the entrance passages, halls, staircases, or fire escapes of the premises or use them or any part of them for any purpose other than for going in and out of the premises.

3. The tenant will not obstruct or interfere with the rights of other tenants or in any way injure or annoy them or conflict with the regulations of any public authority or with the terms of any insurance policy upon the building or its contents.

4. The tenant shall not install or position any heavy equipment or article without first obtaining the written consent of the landlord, which consent may prescribe the maximum weight and the position in which such heavy equipment or article may be placed or secured; the tenant shall make good at his expense all damage caused to the building or any part of it by the introduction, installation, presence or removal of any heavy equipment or article of which the tenant has ownership, custody or control. Before any safe or heavy article is moved into the building due notice must be given to the landlord and the moving of it in and about the building shall only be done under the supervision of the landlord or his agent.

5. In the event of any emergency or other eventuality whereby the toilets or washrooms on any floor are not available for use the landlord may temporarily withdraw the right of exclusive use of all or any of toilet or washroom areas and services not affected so as to ensure availability of these facilities to all occupants of the building, and no rental adjustment will be made during such temporary arrangements.

6. In carrying goods or furniture in the lifts priority shall at all times be given to passenger traffic.

7. All doors and windows of the premises shall be securely fastened on all occasions when the premises are left unoccupied. The landlord reserved the right for this agents employees servants and workmen to enter and fasten them if they are left unfastened or insecurely fastened.

                         PLEASE READ THIS LEASE THROUGH
                      CAREFULLY BEFORE AND AFTER SIGNATURE

We hereby enter into this lease and agree to all its conditions SIGNED BY THE LANDLORD

In the presence of
                        Name of Witness

                                                         Signature of Landlord
                        Signature of Witness


SIGNED BY THE TENANT

In the presence of
                        Name of Witness

                                                         Signature of Tenant
                        Signature of Witness


SIGNED BY THE GUARANTOR

In the presence of
                        Name of Witness

                                                         Signature of Guarantor
                        Signature of Witness



THE COMMON SEAL OF CORVU    THE COMMON SEAL OF          THE COMMON SEAL of
AUSTRALASIA PTY LTD         VIESTALL PTY LTD.
Was hereunto affixed by     Was hereunto affixed by     was hereunto affixed by
the authority of the        the authority of the        the authority of the
Board of Directors and      Board of Directors and      Board of Directors and
in the presence of:         in the presence of:         in the presence of:

[Signature illegible]       [Signature illegible]


                           FORM OF SURRENDER OF LEASE

I, ______________________ proprietor of the lease do hereby in consideration of ___________________________________ surrender all my estate therein to the landlord or the other present owner of the reversion thereon expectant.

In witness I have hereto subscribed my name this _____ day of _______________, 19____.

Signed

Accepted